Exhibit 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our reports included in or incorporated by reference in this Form 10-K into the Company's previously filed Registration Statements on Form S-8 (Nos. 2-78324, 33-35590, 33-15965, 33-45011, 33-69224 and 33-83400).


                                                    ARTHUR ANDERSEN LLP


Baltimore, Maryland
May 25, 1995

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